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                            SCHEDULE 14A INFORMATION

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                               (AMENDMENT NO. __)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]     Definitive Proxy Statement
[X]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to Section 240.14a-12


                                  AVANTGO, INC.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]     No fee required.
[ ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

        1)     Title of each class of securities to which transaction applies:

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        2)     Aggregate number of securities to which transaction applies:

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        3)     Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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        4)     Proposed maximum aggregate value of transaction:

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        5)     Total fee paid:

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[ ]     Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

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        2)     Form, Schedule or Registration Statement No.:

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        3)     Filing Party:

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        4)     Date Filed:

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The following is the text of a newsletter issued to the employees of AvantGo,
Inc. and Sybase, Inc. on February 5, 2003:

Sybase - AvantGo Alliance Newsletter #4


Analysts Share Some Positive Feedback with Press
By Jessica Hartmann, Sybase, Inc.

~Information Technology~
Functional teams from AvantGo and Sybase have been working together to test systems and determine next steps in the integration process. At this time, the teams are reporting that so far, things are going very well in this effort. Teams also determined that internal access to one another's internal Websites should be available to both sides within days of the proposed acquisition close date, which is tentatively scheduled to occur during the last week of February.

~Bay Area Relocation~
In order to allow AvantGo and iAnywhere Solutions to focus on their respective businesses in Q1, employees will not be moved from the AvantGo Hayward office until sometime after the completion of Q1.

~Offers~
Offers of employment began to be presented to AvantGo managers, as scheduled during the week of January 27, 2003. Sybase is now in the process of distributing offer letters for other AvantGo employees beginning the week of February 3, 2003. Upon the final close date of the acquisition, which is contingent on a positive AvantGo shareholder vote, AvantGo employees who accept a position at Sybase will then be considered Sybase employees (except for those who accept a temporary and transitional plan).

AvantGo employees who accept a temporary transition agreement with iAS/Sybase will remain at AvantGo as regular employees up to the end of the transition period. They are entitled to the same benefit programs (medical, dental, LTD, and others - except for the AvantGo 401(k) plan) currently in place at AvantGo and will continue such coverage to the end of the transition period.
Afterwards, they will be offered the opportunity to enroll in the COBRA program.

Please note that the AvantGo 401(k) plan will be terminated as of the closing of the acquisition. While the AvantGo 401(k) plan will not be accepting new contributions, all other features of the AvantGo 401(k) plan will continue as before, and there is no adverse tax impact on participants beyond the inability to make future contributions. You will be receiving further information on your options for your AvantGo 401(k) plan account if you are a participant.

~What Some Industry Analysts Are Saying~
"Analysts agreed, saying the acquisition should benefit both companies. Scott Sutherland, vice president of equity research at Wedbush Morgan Securities, said customers will feel more secure in buying from AvantGo because it will be part of a larger, more established company..." "Those customers can go in with confidence that they'll be around for the long term," Sutherland said."
SOURCE: Contra Costa Times; Dated: 12/21/02
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"The merger will create a mobile middleware powerhouse. Sybase is heavily involved in wireless," Yankee Group analyst Adam Zawel said, "and now they have taken the next step. There is a trend toward capitalizing on wireless data management through browser-based applications," he told NewsFactor. "AvantGo also brings to the table a following among both business users and consumers," said Zawel, "with both groups using the company's software to download Web channels onto PDAs."
SOURCE: CRMDaily.com; Dated:  12/20/02

~Contact Us~
As always, if you have any questions or suggestions for future issues, please send an email to: integration@sybase.com and we will address your questions as soon as possible.

*********************************************************
In connection with Sybase's proposed acquisition of AvantGo, on January 24, 2003, AvantGo publicly filed a definitive proxy statement and has filed and will file other relevant documents concerning the transaction with the Securities and Exchange Commission (SEC). STOCKHOLDERS OF AVANTGO ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION.

Investors and security holders can obtain free copies of the definitive proxy statement and other documents by contacting Investor Relations, AvantGo, 25881 Industrial Boulevard, Hayward, CA 94545 (Telephone: (510) 259-4000). In addition, documents filed with the SEC by AvantGo will be available free of charge at the SEC's web site at http://www.sec.gov. AvantGo began mailing the definitive proxy statement to its stockholders on January 28, 2003.

FORWARD LOOKING STATEMENTS: Statements concerning the benefits of Sybase's acquisition of AvantGo, future growth, the completion of the acquisition and Sybase's plans following completion of the acquisition are by nature "forward-looking statements" (within the meaning of the Private Securities Litigation Reform Act of 1995) that involve a number of uncertainties and risks and cannot be guaranteed. Factors that could cause actual events or results to differ materially include the risk that the acquisition may not be consummated in a timely manner, if at all, risks regarding employee relations, risks relating to shifts in customer demand, rapid technological changes, availability and quality of third party content, competitive factors and unanticipated delays in scheduled product availability and other risks concerning Sybase and AvantGo and their respective operations that are detailed in the period filings with the SEC of Sybase and AvantGo, including their most recent filings on Form 10-K and Form 10-Q.